UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M Fund, Inc.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon			97209
(Address of principal executive offices)			(Zip code)

JoNell Hermanson, President, M Fund, Inc. M Financial Plaza, 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to: Frederick R. Bellamy, Esquire Eversheds Sutherland 700 Sixth Street, N.W. Washington, D.C. 20001-3980

Registrant’s telephone number, including area code:		(503) 232-6960

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2016

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2016 through December 31, 2016 is filed herewith.

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

Annual Report
December 31, 2016

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Corporation") as presented in the following Annual Report dated December 31, 2016. Total assets under management ended 2016 at $640.1 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Corporation, have prepared the attached discussion of results for each portfolio of the Corporation for the year ended December 31, 2016.

Sub-Advisers to the portfolios of the Corporation are: Northern Cross, LLC for the M International Equity Fund, DSM Capital Partners LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the M Capital Appreciation Fund and AJO, LP for the M Large Cap Value Fund.

On behalf of the Corporation's Board of Directors, M Financial Investment Advisers, Inc. and the Corporation's participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

JONELL HERMANSON

President
M Fund, Inc.

M INTERNATIONAL EQUITY FUND

Performance

For the twelve months ended December 31, 2016, the M International Equity Fund had a return of -0.05% (net of management fees) versus a total return (including reinvestment of dividends) of 4.50% for its benchmark, The MSCI ACWI (All Country World Index) ex US Index1.

Market Environment/Conditions

Growth remains scarce. China and other emerging markets are slowing and Europe and Japan face long-term structural headwinds. We expect the market to place a premium on differentiated franchises that have pricing power and can show expanding earnings without a robust macro-economic environment.

The Brexit decision has negatively impacted short-term performance through our long-standing position in Lloyds bank and newly established position in the UK REITs. Northern Cross believes that the UK's departure will be a drawn out process, which represents as large a risk to long-term growth in Europe as it does the UK. Lloyds is well-positioned to weather the short-term economic impact, as the leader in the UK's consolidated retail banking sector. Further, regardless of the outcome, we expect London will maintain its position as a leading city for education, commerce, and entertainment.

Northern Cross continues to deploy an investment philosophy driven by bottom-up stock-picking, often seeking to make investments when strong franchises fall out of favor. Northern Cross is happy to be completely out of a given sector or have a disproportionate share in a market or sector where we have the most conviction. The team remains confident that recent new additions to the Fund, made in late 2015 and the first half of 2016, combined with many long-standing positions in the consumer staples and pharmaceuticals industry, will drive strong future performance.

Fund Review/Current Positioning

The Fund's relative underperformance came mostly from our overweight in health care stocks and stock selection in financials (Lloyds, UBS and Erste Bank). Consumer discretionary stocks (Las Vegas Sands and Wynn Resorts) were the largest contributors to performance.

During the first half of 2016, Northern Cross identified a number of new companies which it thinks can deliver very strong performance even in an anemic global growth environment.

Leading semi-conductor equipment manufacturer ASML—This company now has a monopoly on lithography equipment used to produce the most advanced microchips. Its technology investment will start to bear fruit in the coming years as its next generation equipment enters production.

German healthcare and crop chemicals company Bayer—Bayer is pursuing the acquisition of Monsanto, the leading producer of advanced seeds. We believe the consolidation in the crop science industry at the bottom of the soft commodity cycle is a positive development. If Bayer completes the merger, it will have a strong runway for growth. On its own, Bayer remains a solid franchise that trades at discount.

French media company Vivendi—Vivendi owns Universal Music Group, the largest music label in the world, with over one-third share of all the industry's catalog and new artists. Northern Cross thinks the music market will expand materially through the growth in digital streaming services, which will deliver a significant boost to UMG's profits.

Japanese healthcare and technology company Hoya—Hoya is the number two global eye lens manufacturer after Essilor, a long-term Northern Cross holding. Northern Cross expects this market to continue to consolidate, to the benefit of the two industry leaders. We have taken a position in Hoya taking advantage of the market's near-term concerns about its IT business. Northern Cross is confident Hoya can maintain solid cash generation in IT to fund growth in healthcare.

European cable company Liberty Global—Liberty has amassed a sizable footprint of broadband assets in the UK, Netherlands, and Germany among other countries. Northern Cross thinks the company can drive pricing growth through the superiority of its broadband offering, and is uniquely positioned to take advantage of extremely low interest rates in Europe to fund its business over the long-term, returning excess cash flow in the form of share repurchases.

To fund these new positions, Northern Cross has reduced or exited positions without the same opportunity for outperformance. Specifically, many industrial cyclicals which continue to face a difficult earnings environment in Europe and the emerging markets. As a result, ABB, Volvo, Air Liquide, St Gobain, and Legrand have been sold. All of these companies have sizable exposure to domestic Europe, which will continue to suffer from weak economic growth with limited pricing power for industrial suppliers. While each company has positive attributes, they need macro-economic tailwinds to drive growth and outperformance. Volkswagen, which remains mired in its emissions scandal, was also exited and Fanuc was reduced due to a difficult environment for global capex. To summarize, the industrial cyclical sector has held back performance and has therefore been pared back to facilitate funding companies that offer better opportunities for growth at similar or, in some cases, lower valuation multiples.

Although several changes were made to position the Fund for strong performance, the majority of the Fund remains unchanged owing to Northern Cross's long-term investment philosophy. Northern Cross believes consumer staples will perform well as emerging market currencies stabilize, and price increases flow through to the bottom line. And the Fund's pharmaceutical companies should continue to drive innovation in their respective sectors after years of consistently investing more in research and development than their peers.

Northern Cross, LLC
Investment Sub-Adviser to the M International Equity Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Northern Cross exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/16. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M INTERNATIONAL EQUITY FUND, MSCI AC WORLD ex USA AND
MSCI EAFE INDEX (unaudited)

The M International Equity Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M International Equity Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/06 to 12/31/16

+  MSCI EAFE—Effective May 1, 2014, the Fund changed its benchmark index from the MSCI EAFE Index to the MSCI AC World ex US Index. The MSCI AC World ex US Index is more representative of the Fund's investment portfolio than its previous index.

MSCI ACWI (ALL COUNTRY WORLD INDEX) ex US INDEX

1 The MSCI ACWI (All Country World Index) ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the US.

M LARGE CAP GROWTH FUND

Performance

For the twelve months ended December 31, 2016, the M Large Cap Growth Fund had a return of -2.32% (net of management fees) versus a total return (including reinvestment of dividends) of 7.08% for its benchmark, the Russell 1000 Growth Index1.

Market Environment/Conditions

DSM was disappointed by 2016's underperformance. However, the portfolio's earnings growth has exceeded expectations. Over the first three quarters of 2016, revenue and earnings growth averaged 23% and 22% respectively. DSM believes its clients are owed substantial returns by the market, due to the strong earnings results over the first three quarters of 2016 and expectations for another solid year of growth in 2017. With an investment approach that rests on the notion that earnings growth will drive stock prices higher, as long as the valuation paid at the time of purchase is reasonable, DSM feels this is arguably the highest quality portfolio of businesses it has ever owned.

During the first half of this year, DSM believes historically unprecedented low interest rates caused investors in search of income to bid up the prices of yield stocks to sometimes extreme valuations. Additional factors in 2016 include the oil price rebound and fears of a Chinese recession, immigrant issues in Europe and related terrorism, and the possibility of Federal Reserve rate hikes. While the Fund's performance improved in the third quarter, in the days since President-Elect Trump's victory through year-end, DSM underperformed significantly. Trump's apparent focus on economic growth driven by tax cuts and reduced regulations induced a logically bullish reaction from equity markets, particularly in cyclical sectors represented by industrials, transportation, energy and especially banking within the financial sector.

DSM continues to expect an extended, slow-growth global economic cycle supported by low inflation and low interest rates. DSM's multi-year outlook of stable 3% global growth remains unchanged, although 2016 might fall a bit short of that target. If Trump successfully implements pro-growth income tax cuts, corporate tax reform, eased regulatory restrictions, repatriation of capital trapped abroad and pragmatic energy policies, US economic growth may improve, interest rates may begin to move towards higher/normal levels, and the stock market may continue to move upward at a normalized, long-term rate of return. The rise in bond yields since June, particularly in recent weeks, are also supportive of that view. That said, protectionist trade policies and other potentially negative economic initiatives could offset these positives. DSM is cautiously optimistic, but feels it is too early to bake Trump's probable policies into economic growth projections.

DSM believes economic growth in China, driven by consumer spending, will continue in the 6% range. The US and China remain the primary engines of global growth, while Europe will likely approximate 1% growth and Japan's economic outlook continues to indicate fractional growth at best, with near zero inflation posing an ongoing challenge. In 2017, France, Germany and the Netherlands will all have elections. All three of these nations have growing populist political parties with Trump and/or Brexit-type goals. These elections, combined with Brexit, create uncertainty for the European outlook. However, the elections also provide the possibility that productive change in Europe might occur.

Fund Review/Current Positioning

Looking ahead, the combination of the Federal Reserve's recent interest rate increases and Trump's possible pro-growth tax cuts and regulatory changes, could create a catalyst to provide a transition to "normal" economic growth and more "normal" financial markets. DSM believes the Fund's stagnant performance is a situation that should not continue indefinitely, especially as markets "normalize" going forward.

The majority of the Fund is invested in the technology, health care and consumer discretionary sectors, with smaller weightings in the financials and consumer staples sectors. The Fund continues to have a solid weighting in the global internet business through investment in Alibaba, Alphabet, Facebook, Priceline and Tencent. Importantly, the Fund's turnover was 36% in 2016, well below DSM's normal rate. Positions have been maintained because the portfolio companies are building earnings power as expected. For the year, the Fund underperformed the benchmark primarily as a result of stock selection and an over-weighted position in health care. DSM's stock selections and underweight in the industrials sector also contributed. By security, the top five contributors to the Fund's performance for the year included Tencent, Dollar General, Charles Schwab, Zoetis and LinkedIn. The five positions which contributed the least were Allergan, Alexion Pharmaceuticals, Perrigo, Shire and Regeneron Pharmaceuticals.

The Fund remains focused on unique businesses that have been identified, and are continuously subject to analysis by DSM's investment team. The portfolio holdings remain characterized by strong balance sheets and significant free cash flow, and DSM continues to project a high "teens" earnings growth rate through 2020. It is worth noting that the portfolio's estimated P/E of 18.6x on 2017 earnings is roughly equivalent to the long term average P/E of the S&P 500, during low inflation periods. Furthermore, the portfolio is currently valued at just 15.6x 2018 earnings. DSM believes the portfolio should be valued at 20x 2018 earnings twelve months from now and logically higher, if financial markets continue to "normalize". Businesses appreciate in value as earnings grow and, in DSM's view, the M Large Cap Growth Fund has substantial earnings growth to drive values upward.

DSM Capital Partners, LLC
Investment Sub-Adviser to the M Large Cap Growth Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of DSM Capital Partners LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/16. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX (Unaudited)

The M Large Cap Growth Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/06 to 12/31/16

RUSSELL 1000 GROWTH INDEX

1 The Russell 1000 Growth Index includes dividends reinvested in the Russell 1000 Growth Index as reported by the Russell Company. The Russell 1000 Growth Index is a capitalization weighted index containing over 600 widely held securities with growth characteristics. DSM uses the Russell 1000 Growth Index as a benchmark because its average market capitalization is similar to that of the M Large Cap Growth Fund, and it is an industry standard. Characteristics of any benchmark may differ materially from accounts managed by DSM. Investors cannot invest directly in an Index.

M CAPITAL APPRECIATION FUND

Performance

For the twelve months ended December 31, 2016, the M Capital Appreciation Fund had a return of 21.06% (net of management fees) versus 17.59% for its benchmark, the Russell 2500® Index1.

Market Environment/Conditions

A year that began with the worst ever five-day start for the stock market ended with the strongest post-election gain in history. Volatility in the first half of the year resulted from the usual suspects: recession fears; slowing growth in China; plummeting oil and other commodity prices; falling corporate profits; and the expectation of additional interest rate hikes. The unexpected Brexit vote set off a flight to safety, causing global equity markets to decline and U.S. Treasury bond yields to fall to record lows. The turnaround was prompted by improved economic readings from the delayed effects of massive stimulus put in place during 2015 and augmented by renewed optimism following the election that political institutions have coalesced to push more substantial fiscal policy actions at a time of diminishing returns from monetary policy.

Fund Review/Current Positioning

The Fund's outperformance was the result of positive stock selection and sector selection. Materials & processing was the largest contributing sector to absolute and relative performance for the year. The Fund is overweight in the sector and four of the top ten performing stocks came from this sector. The best performer in the materials & processing sector was Coeur Mining (rising 267%) driven by higher silver prices and lower production costs.

Producer durables was the second largest contributing sector for the year led by MasTec and United Continental Holdings. MasTec (rising 120%), an engineering and construction company, beat earnings and raised guidance. All of its business segments demonstrated progress and we believe the company will continue to execute, leading to further gains. The Fund's largest holding, United Continental (rising 27%), increased following the hiring announcements of a new President, Chief Revenue Officer and Chief Financial Officer. United Continental should be able to close the gap in operating performance and profitability with its peers. With the addition of these respected hires, as well as new, well regarded board members, Frontier considers this a big step in improving United Continental's operations and profitability.

The positive contribution was offset by a weakness in the utilities sector. Given the volatility and preference for safety and dividend yield in the current market environment, utility stocks were among the top-performing sectors in the index, rising 22%. The Fund's utility stocks greatly underperformed, declining 6%, and were also hurt by the underweight position (2% vs. 6%). The largest detractor was the 48% decline in Gogo, an internet access provider for the airline industry. This stock was hit hard following a press release stating that American Airlines is considering replacing Gogo with another internet access provider on 200 out of approximately 1,000 planes. Frontier continues to hold the stock as Gogo continues to have a strong market position and healthy backlog of new customers being added over the next several years.

Investors are generally optimistic at the beginning of 2017 as they are embracing the prospect of tax cuts, regulatory rollbacks and fiscal stimulus under Republican leadership in Washington. Rebounds in corporate earnings along with accelerating U.S. economic growth and stable oil prices have provided a tailwind for stocks. The IBD/TIPP Economic Optimism Index surged after the election to hit a 10-year high. In addition, the Consumer Confidence Index has shot up 15% since the election, largely driven by improvements in its Expectations Index, which hit a 13-year high. While there are reasons for optimism regarding the outlook for improved economic growth, Frontier is approaching equity selection carefully.

Equity prices have already reacted strongly since the election and in many instances much of the optimism might be priced into stocks. Furthermore, price earnings ratios are at elevated levels reflecting positive sentiment and might not be sustained in a rising interest rate environment. Frontier believes its investment style will serve our investors well as we focus on finding companies with unrecognized earnings potential trading at reasonable valuations. In the most recent quarter, Frontier identified and purchased several new companies that met its investment criteria across disparate industries. At the same time, Frontier reduced weightings in stocks that have appreciated smartly and where expectations have risen considerably.

Frontier Capital Management Company, LLC
Investment Sub-Adviser to the M Capital Appreciation Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Frontier exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/16. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX (Unaudited)

The M Capital Appreciation Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Capital Appreciation Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/06 to 12/31/16

RUSSELL 2500 INDEX

1 The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

M LARGE CAP VALUE FUND

Performance

For the twelve months ended December 31, 2016, the M Large Cap Value Fund had a return of 9.64% (net of management fees) versus a total return (including reinvestment of dividends) of 17.34% for its benchmark, the Russell 1000 Value Index1.

Market Environment/Conditions

U.S. stocks were up across the board (small-cap value was up a staggering 32%), emerging markets were surprisingly strong, and international developed markets were less so.

Fund Review/Current Positioning

The Fund is fully invested in U.S. equities with no broad sector bets, and only modest industry-level and stock-specific bets. The goal is to outperform the benchmark, the Russell 1000 Value Index, with incremental gains across many holdings. Using bottom-up, quantitatively-driven stock selection, AJO evaluates companies relative to their industry peers using four broad categories of measures: value, management, momentum, and sentiment. Value means the somewhat traditional ratios of price to fundamental value; management means evidence that a company's executive team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation; and sentiment captures the buying and selling behavior of key investor segments in various markets. When considering new investments, AJO, LP strongly focuses on minimizing transaction costs, which helps maximize profits for the Fund.

The Fund trailed its benchmark this year by 7.70%. AJO describes the reasons behind positive relative returns using the framework of our investment process described above:

•  In the first half of the year, the Fund underperformed the benchmark by 9.93%; in the second half of the year, the Fund outperformed by 3.89%.

•  At the beginning of the year, performance was negatively impacted by the "cult" of stability, which led to an indifference to valuations and AJO's inability to participate in the momentum rally.

•  Value's recovery boosted the Fund's comeback toward the end of the year, evident in the industrials, energy, and financials sectors.

•  A valuation-driven bet for banks paid off in the fourth quarter, a result of investors expecting a steepening yield curve in 2017.

•  Sectors flip-flopped: industrials and energy picks disappointed in the first half of the year but contributed at the end of the year.

AJO strongly believes that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management, earnings power, and favorable sentiment.

AJO, LP
Investment Sub-Adviser to M Large Cap Value Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of AJO exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/16. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP VALUE FUND AND THE RUSSELL 1000 VALUE INDEX (Unaudited)

The M Large Cap Value Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Value Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/06 to 12/31/16

RUSSELL 1000 VALUE INDEX

1 The Russell 1000® Value Index is a market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

M International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2016

Shares		Value (Note 1)
	COMMON STOCKS—93.6%
	Austria—1.1%
70,666	Erste Group Bank AG*	$2,069,807
	Belgium—2.2%
39,435	Anheuser-Busch InBev SA/NV	4,173,958
	Brazil—0.2%
48,400	Ambev SA	243,881
48,371	Ambev SA, ADR	237,502
		481,383
	Canada—0.4%
47,257	Barrick Gold Corp.	755,167
	China—2.0%
43,556	Alibaba Group Holding, Ltd., SP ADR*	3,824,653
	Colombia—3.3%
68,338	Bancolombia SA, SP ADR	2,506,638
399,488	Cementos Argos SA	1,578,257
90,334	Grupo Argos SA/Colombia	580,160
64,545	Grupo Argos SA/Colombia (Preference)	390,022
48,978	Grupo Aval Acciones y Valores SA ADR	388,885
78,251	Grupo de Inversiones Suramericana SA	995,732
		6,439,694
	Denmark—2.4%
131,406	Novo Nordisk A/S	4,738,989
	France—16.5%
139,292	AXA SA	3,516,819
40,563	Cie Generale d'Optique Essilor International SA	4,583,701
35,654	Cie Generale des Etablissements Michelin	3,967,048
703	Hermes International	288,605
38,316	JCDecaux SA	1,126,511
20,439	L'Oreal SA	3,730,722
35,156	Pernod-Ricard SA	3,809,868
49,866	Schneider Electric SA	3,470,211
1,007	Unibail-Rodamco SE, REIT	240,359
Shares		Value (Note 1)
	France (Continued)
16,548	Unibail-Rodamco SE, REIT— (Netherlands)	$3,949,817
172,927	Vivendi SA	3,286,582
		31,970,243
	Germany—9.0%
20,009	Allianz SE, Registered	3,306,810
41,255	Bayer AG	4,304,928
38,544	Fresenius SE & Co. KGaA	3,012,977
22,075	Linde AG	3,627,336
36,664	SAP AG	3,196,000
		17,448,051
	Japan—9.0%
47,500	Dentsu, Inc.	2,235,294
20,900	FANUC Corp.	3,543,388
49,500	Hoya Corp.	2,079,953
74,305	Japan Tobacco, Inc.	2,443,880
17,200	Olympus Corp.	594,550
9,000	SMC Corp.	2,148,834
108,300	Tokio Marine Holdings, Inc.	4,444,122
		17,490,021
	Jersey—2.8%
93,001	Shire Plc	5,368,539
	Macau—0.1%
56,800	MGM China Holdings, Ltd.	117,783
	Mexico—0.2%
16,061	Grupo Televisa SAB, ADR	335,514
	Netherlands—3.8%
28,167	ASML Holding NV	3,162,173
55,261	Heineken NV	4,145,231
		7,307,404
	Norway—0.3%
34,438	Statoil ASA	631,703
	Spain—1.6%
468,758	Banco Bilbao Vizcaya Argentaria SA	3,164,913
	Sweden—3.6%
142,305	Atlas Copco AB	4,334,472
70,073	Investor AB	2,618,911
		6,953,383

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value (Note 1)
	Switzerland—11.1%
48,280	Cie Financiere Richemont SA, Registered	$3,197,963
43,821	Holcim, Ltd., Registered*	2,308,747
58,189	Nestle SA, Registered	4,174,317
65,681	Novartis AG, Registered	4,779,497
15,997	Roche Holding AG	3,654,033
218,344	UBS Group AG	3,420,001
		21,534,558
	United Kingdom—12.3%
126,222	British Land Co. Plc (The), REIT	979,225
131,407	Diageo Plc	3,417,060
65,443	Great Portland Estates Plc, REIT	539,158
213,619	Indivior Plc	779,788
81,880	Land Securities Group Plc, REIT	1,075,689
3,089	Liberty Global Plc LiLAC, Class A*	67,834
3,654	Liberty Global Plc LiLAC, Class C*	77,355
Shares		Value (Note 1)
	United Kingdom (Continued)
31,468	Liberty Global Plc, Class A*	$962,606
28,280	Liberty Global Plc, Series C*	839,916
4,607,990	Lloyds Banking Group Plc	3,549,872
39,169	Reckitt Benckiser Group Plc	3,324,001
407,924	Rolls-Royce Holdings Plc*	3,358,206
19,297,092	Rolls-Royce Holdings Plc—entitl*	23,782
468,603	Standard Chartered Plc*	3,832,331
47,460	Weir Group Plc (The)	1,105,455
		23,932,278
	United States—11.7%
51,583	Freeport-McMoRan Copper & Gold, Inc.*	680,380
187,473	Las Vegas Sands Corp.	10,012,933
87,028	Schlumberger, Ltd.	7,306,000
54,002	Wynn Resorts, Ltd.†	4,671,713
		22,671,026
	TOTAL COMMON STOCKS (Cost $176,436,095)	181,409,067
		Expiration Date
	WARRANT—0.0%
	Malaysia—0.0%
214,915	Genting Bhd (GENTING BHD GENTING BHD CW)* (Cost $101,263)	12/18/2018	66,592
	PREFERRED STOCK—0.1%
	Colombia—0.1%
16,551	Grupo de Inversiones Suramericana SA , 1.80% (Cost $221,506)		203,993

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2016

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—8.1%
$11,641,221	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/03/2017	$11,641,221
Shares
4,085,189	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.518%		4,085,189
	TOTAL SHORT-TERM INVESTMENTS (Cost $15,726,410)			15,726,410
	TOTAL INVESTMENTS AT MARKET VALUE—101.8% (Cost $192,485,274)			197,406,062
	Liabilities in Excess of Other Assets—(1.8)%			(3,496,734)
	NET ASSETS—100.0%			$193,909,328

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

Entitl—Entitled

REIT—Real Estate Investment Trust

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2016

At December 31, 2016, industry diversification of the M International Equity Fund's investments as a percentage of net assets was as follows:

Summary of Industry Classifications	Percentage of Net Assets
Pharmaceuticals	9.4%
Beverages	8.3%
Banks	7.8%
Hotels, Restaurants & Leisure	7.7%
Insurance	5.8%
Machinery	5.7%
Media	4.6%
Energy Equipment and Services	3.8%
Health Care Equipment and Supplies	3.7%
Equity Real Estate Investment Trusts (REITs)	3.5%
Biotechnology	2.8%
Construction Materials	2.5%
Diversified Financial Services	2.2%
Food Products	2.2%
Auto Components	2.0%
Internet Software and Services	2.0%
Chemicals	1.9%
Personal Products	1.9%
Capital Markets	1.8%
Electrical Equipment	1.8%
Textiles, Apparel and Luxury Goods	1.8%
Aerospace & Defense	1.7%
Household Products	1.7%
Health Care Providers and Services	1.6%
Semiconductors and Semiconductor Equipment	1.6%
Software	1.6%
Tobacco	1.3%
Metals and Mining	0.7%
Oil, Gas and Consumable Fuels	0.3%
Short-Term Investments	8.1%
Total	101.8%

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2016

Shares		Value (Note 1)
	COMMON STOCKS—99.6%
	Beverages—3.8%
135,100	Monster Beverage Corp.*	$5,990,334
	Biotechnology—13.1%
34,650	Alexion Pharmaceuticals, Inc.*	4,239,428
53,980	Celgene Corp.*	6,248,185
10,900	Regeneron Pharmaceuticals, Inc.*	4,001,281
36,300	Shire Plc, ADR	6,184,794
		20,673,688
	Capital Markets—7.8%
28,700	Affiliated Managers Group, Inc.*	4,170,110
158,800	Charles Schwab Corp. (The)	6,267,836
62,800	Invesco, Ltd.	1,905,352
		12,343,298
	Hotels, Restaurants & Leisure—7.4%
76,300	Royal Caribbean Cruises, Ltd.	6,259,652
96,800	Starbucks Corp.	5,374,336
		11,633,988
	Household Durables—2.3%
82,700	Newell Rubbermaid, Inc.	3,692,555
	Internet and Catalog Retail—4.5%
4,810	Priceline.com, Inc.*	7,051,749
	Internet Software and Services—24.3%
90,400	Alibaba Group Holding, Ltd., SP ADR*	7,938,024
10,800	Alphabet, Inc., Class A*	8,558,460
3,225	Alphabet, Inc., Class C*	2,489,119
88,000	Facebook, Inc., Class A*	10,124,400
381,500	Tencent Holdings, Ltd., ADR	9,239,930
		38,349,933
	IT Services—10.2%
50,000	Automatic Data Processing, Inc.	5,139,000
24,500	FleetCor Technologies, Inc.*	3,467,240
96,000	Visa, Inc., Class A	7,489,920
		16,096,160
	Media—3.0%
1,061,000	Sirius XM Holdings, Inc.†	4,721,450
Shares		Value (Note 1)
	Multiline Retail—3.8%
35,200	Dollar General Corp.	$2,607,264
43,700	Dollar Tree, Inc.*	3,372,766
		5,980,030
	Pharmaceuticals—8.1%
25,100	Allergan Plc*	5,271,251
141,000	Zoetis, Inc.	7,547,730
		12,818,981
	Semiconductors and Semiconductor Equipment—3.1%
49,600	NXP Semiconductors NV*	4,861,296
	Software—8.2%
72,700	Adobe Systems, Inc.*	7,484,465
69,500	Electronic Arts, Inc.*	5,473,820
		12,958,285
	TOTAL COMMON STOCKS (Cost $136,700,331)	157,171,747

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2016

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—3.2%
$751,782	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/03/2017	$751,782
Shares
4,283,788	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.518%		4,283,788
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,035,570)			5,035,570
	TOTAL INVESTMENTS AT MARKET VALUE—102.8% (Cost $141,735,901)			162,207,317
	Liabilities in Excess of Other Assets—(2.8)%			(4,441,491)
	NET ASSETS—100.0%			$157,765,826

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2016

At December 31, 2016, industry sector diversification of the M Large Cap Growth Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Information Technology	45.8%
Health Care	21.2%
Consumer Discretionary	21.0%
Financials	7.8%
Consumer Staples	3.8%
Short-Term Investments	3.2%
Total	102.8%

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2016

Shares		Value (Note 1)
	COMMON STOCKS—95.6%
	Aerospace & Defense—0.4%
9,195	Astronics Corp.*	$311,159
9,209	Cubic Corp.	441,571
		752,730
	Airlines—8.4%
29,459	American Airlines Group, Inc.	1,375,441
184,614	Controladora Vuela Cia de Aviacion SAB de CV, ADR*	2,776,594
13,846	Hawaiian Holdings, Inc.*	789,222
78,128	JetBlue Airways Corp.*	1,751,630
135,055	United Continental Holdings, Inc.*	9,842,808
		16,535,695
	Auto Components—0.9%
34,856	Dana Holding Corp.	661,567
47,506	Modine Manufacturing Co.*	707,839
6,316	Tenneco, Inc.*	394,561
		1,763,967
	Banks—3.5%
48,302	PacWest Bancorp	2,629,561
47,290	Popular, Inc.	2,072,248
7,226	Signature Bank/New York NY*	1,085,345
20,509	Webster Financial Corp.	1,113,228
		6,900,382
	Biotechnology—0.7%
1,715	Alkermes Plc*	95,320
78,034	Celldex Therapeutics, Inc.†,*	276,240
57,183	Myriad Genetics, Inc.†,*	953,241
36,590	Sangamo BioSciences, Inc.†,*	111,599
		1,436,400
	Building Products—1.7%
18,872	Armstrong World Industries, Inc.†,*	788,850
40,897	Caesarstone Sdot-Yam, Ltd.*	1,171,699
20,549	Trex Co., Inc.*	1,323,355
		3,283,904
	Capital Markets—2.7%
35,133	Artisan Partners Asset Management, Inc.	1,045,207
30,593	E*TRADE Financial Corp.*	1,060,047
34,531	Greenhill & Co., Inc.	956,509
16,749	LPL Financial Holdings, Inc.	589,732
23,340	Raymond James Financial, Inc.	1,616,762
		5,268,257
Shares		Value (Note 1)
	Chemicals—3.7%
16,479	Albemarle Corp.	$1,418,512
34,207	FMC Corp.	1,934,748
11,630	Innophos Holdings, Inc.	607,784
77,905	Kraton Performance Polymers, Inc.*	2,218,734
113,811	Tronox, Ltd., Class A	1,173,392
		7,353,170
	Commercial Services & Supplies—0.8%
41,156	Interface, Inc.	763,444
16,838	KAR Auction Services, Inc.	717,635
		1,481,079
	Communications Equipment—0.2%
57,182	Infinera Corp.*	485,475
	Construction and Engineering—3.5%
13,220	Granite Construction, Inc.	727,100
108,416	MasTec, Inc.*	4,146,912
3,012	Primoris Services Corp.	68,613
72,578	Tutor Perini Corp.*	2,032,184
		6,974,809
	Construction Materials—1.7%
20,355	Eagle Materials, Inc.	2,005,578
6,316	Martin Marietta Materials, Inc.	1,399,184
		3,404,762
	Consumer Finance—0.8%
65,152	Green Dot Corp., Class A*	1,534,330
	Containers and Packaging—2.3%
74,998	Berry Plastics Group, Inc.*	3,654,653
63,490	Graphic Packaging Holding Co.	792,355
		4,447,008
	Diversified Consumer Services—0.8%
162,532	Career Education Corp.*	1,639,948
	Diversified Financial Services—0.8%
63,972	Leucadia National Corp.	1,487,349

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value (Note 1)
	Diversified Telecommunication Services—1.6%
77,962	Cogent Communications Group, Inc.	$3,223,729
	Electrical Equipment—1.8%
18,964	Encore Wire Corp.	822,089
51,212	Generac Holdings, Inc.*	2,086,377
68,042	LSI Industries, Inc.	662,729
		3,571,195
	Electronic Equipment, Instruments & Components—7.5%
39,856	Belden, Inc.	2,980,033
95,032	Control4 Corp.*	969,326
136,785	Flextronics International, Ltd.*	1,965,601
41,911	Itron, Inc.*	2,634,106
81,837	Jabil Circuit, Inc.	1,937,082
29,416	Rogers Corp.*	2,259,443
30,909	Universal Display Corp.*	1,740,177
16,203	Verifone Systems, Inc.*	287,279
		14,773,047
	Energy Equipment and Services—0.3%
10,016	Dril-Quip, Inc.†,*	601,461
	Food Products—0.3%
26,637	Amplify Snack Brands, Inc.†,*	234,672
29,111	Darling Ingredients, Inc.*	375,823
		610,495
	Health Care Equipment and Supplies—6.4%
60,767	Cardiovascular Systems, Inc.*	1,471,169
25,444	ConforMIS, Inc.†,*	206,097
18,024	Cooper Cos., Inc. (The)	3,152,938
26,094	Dexcom, Inc.*	1,557,812
20,713	Edwards Lifesciences Corp.*	1,940,808
80,959	Insulet Corp.*	3,050,535
16,306	STERIS Plc	1,098,861
78,692	Tandem Diabetes Care, Inc.†,*	169,188
		12,647,408
	Health Care Providers and Services—0.6%
38,193	Acadia Healthcare Co., Inc.†,*	1,264,188
Shares		Value (Note 1)
	Hotels, Restaurants & Leisure—0.0%
4,278	Planet Fitness, Inc., Class A	$85,988
	Household Durables—1.4%
17,025	Harman International Industries, Inc.	1,892,499
12,499	Universal Electronics, Inc.*	806,811
		2,699,310
	Insurance—1.7%
9,063	Everest Re Group, Ltd.	1,961,233
19,991	W. R. Berkley Corp.	1,329,602
		3,290,835
	Internet Software and Services—2.6%
42,012	2u, Inc.*	1,266,662
12,934	Akamai Technologies, Inc.*	862,439
4,017	Benefitfocus, Inc.*	119,305
168,492	Brightcove, Inc.*	1,356,361
112,693	Gogo, Inc.†,*	1,039,029
22,162	Web.com Group, Inc.*	468,726
		5,112,522
	IT Services—1.0%
11,117	Euronet Worldwide, Inc.*	805,204
15,378	Global Payments, Inc.	1,067,387
		1,872,591
	Life Sciences Tools and Services—1.1%
9,117	Illumina, Inc.*	1,167,341
36,330	QIAGEN NV*	1,017,966
		2,185,307
	Machinery—1.0%
99,135	Meritor, Inc.*	1,231,257
6,307	WABCO Holdings, Inc.*	669,488
		1,900,745
	Marine—0.6%
17,245	Kirby Corp.*	1,146,793

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value (Note 1)
	Media—2.3%
269,386	Global Eagle Entertainment, Inc.*	$1,740,234
42,902	Imax Corp.†,*	1,347,123
28,130	Lions Gate Entertainment Corp., Class A†	756,697
28,130	Lions Gate Entertainment Corp., Class B†,*	690,310
		4,534,364
	Metals and Mining—5.2%
34,820	Agnico-Eagle Mines, Ltd.	1,462,440
190,282	Allegheny Technologies, Inc.†	3,031,192
5,760	Carpenter Technology Corp.	208,339
189,734	Coeur Mining, Inc.*	1,724,682
45,752	Dominion Diamond Corp.	442,880
265,265	Ferroglobe Plc	2,872,820
265,265	Ferroglobe Plc Beneficial Interest Unit	—
16,659	Steel Dynamics, Inc.	592,727
		10,335,080
	Oil, Gas and Consumable Fuels—1.2%
61,238	Carrizo Oil & Gas, Inc.*	2,287,239
	Paper and Forest Products—2.1%
38,268	Boise Cascade Co.*	861,030
14,891	Clearwater Paper Corp.*	976,105
122,751	Louisiana-Pacific Corp.*	2,323,677
		4,160,812
	Road and Rail—0.6%
45,740	Swift Transportation Co.†,*	1,114,226
	Semiconductors and Semiconductor Equipment—12.9%
9,123	Cavium, Inc.*	569,640
48,216	Cree, Inc.*	1,272,420
147,548	Cypress Semiconductor Corp.	1,687,949
56,792	Integrated Device Technology, Inc.*	1,338,019
35,699	Maxim Integrated Products, Inc.	1,376,910
33,380	Monolithic Power Systems, Inc.	2,734,823
85,951	ON Semiconductor Corp.*	1,096,735
57,435	Qorvo, Inc.*	3,028,548
292,420	QuickLogic Corp.†, *	406,464
21,421	Semtech Corp.*	675,833
Shares		Value (Note 1)
	Semiconductors and Semiconductor Equipment (Continued)
10,436	Silicon Laboratories, Inc.*	$678,340
33,427	Skyworks Solutions, Inc.	2,495,660
10,989	Synaptics, Inc.*	588,791
61,011	Tessera Holding Corp.	2,696,686
91,273	Ultratech, Inc.*	2,188,727
90,276	Veeco Instruments, Inc.*	2,631,545
		25,467,090
	Software—6.2%
1,925	CDK Global, Inc.	114,903
32,374	Electronic Arts, Inc.*	2,549,776
18,461	Ellie Mae, Inc.*	1,544,817
5,710	Mobileye NV†,*	217,665
93,087	Nuance Communications, Inc.*	1,386,996
74,622	Seachange International, Inc.*	171,631
55,820	Silver Spring Networks, Inc.*	742,964
264,142	TiVo Corp.*	5,520,568
		12,249,320
	Specialty Retail—1.1%
56,088	MarineMax, Inc.*	1,085,303
44,909	Tailored Brands, Inc.	1,147,425
		2,232,728
	Trading Companies and Distributors—3.2%
31,463	Beacon Roofing Supply, Inc.*	1,449,501
73,274	BMC Stock Holdings, Inc.*	1,428,843
22,130	DXP Enterprises, Inc.*	768,796
53,578	MRC Global, Inc.*	1,085,490
10,970	Watsco, Inc.	1,624,876
		6,357,506
	TOTAL COMMON STOCKS (Cost $118,543,909)	188,473,244

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2016

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—10.4%
$10,166,416	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/03/2017	$10,166,416
Shares
10,453,208	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.518%		10,453,208
	TOTAL SHORT-TERM INVESTMENTS (Cost $20,619,624)			20,619,624
	TOTAL INVESTMENTS AT MARKET VALUE—106.0% (Cost $139,163,533)			209,092,868
	Liabilities in Excess of Other Assets—(6.0)%			(11,876,317)
	NET ASSETS—100.0%			$197,216,551

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2016

At December 31, 2016, industry sector diversification of the M Capital Appreciation Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Information Technology	30.4%
Industrials	22.0%
Materials	15.0%
Financials	9.5%
Health Care	8.8%
Consumer Discretionary	6.5%
Telecommunication Services	1.6%
Energy	1.5%
Consumer Staples	0.3%
Short-Term Investments	10.4%
Total	106.0%

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2016

Shares		Value (Note 1)
COMMON STOCKS—99.3%
Aerospace & Defense—2.6%
1,854	Huntington Ingalls Industries, Inc.	$341,488
3,992	Northrop Grumman Corp.	928,459
19,544	Spirit AeroSystems Holdings, Inc., Class A	1,140,393
		2,410,340
Air Freight and Logistics—1.1%
5,588	FedEx Corp.	1,040,486
Airlines—3.9%
13,062	Delta Air Lines, Inc.	642,520
17,244	Hawaiian Holdings, Inc.*	982,908
6,607	Southwest Airlines Co.	329,293
4,032	Spirit Airlines, Inc.*	233,292
18,773	United Continental Holdings, Inc.*	1,368,176
		3,556,189
Auto Components—2.4%
5,343	Cooper Tire & Rubber Co.	207,576
10,058	Dana Holding Corp.	190,901
24,009	Goodyear Tire & Rubber Co. (The)	741,158
7,496	Lear Corp.	992,245
1,171	Visteon Corp.	94,078
		2,225,958
Automobiles—0.6%
16,920	General Motors Co.	589,493
Banks—13.6%
138,354	Bank of America Corp.	3,057,623
43,645	Citigroup, Inc.	2,593,822
36,707	Citizens Financial Group, Inc.	1,307,870
43,705	JPMorgan Chase & Co.	3,771,305
7,291	Popular, Inc.	319,492
24,522	SunTrust Banks, Inc.	1,345,032
		12,395,144
Beverages—1.3%
968	Dr Pepper Snapple Group, Inc.	87,769
10,337	PepsiCo, Inc.	1,081,560
		1,169,329
Biotechnology—3.3%
4,750	Amgen, Inc.	694,497
14,947	Gilead Sciences, Inc.	1,070,355
8,635	United Therapeutics Corp.*	1,238,518
		3,003,370
Shares		Value (Note 1)
Building Products—1.2%
20,409	Owens Corning	$1,052,288
Chemicals—2.2%
5,250	Celanese Corp., Series A	413,385
13,168	LyondellBasell Industries NV, Class A	1,129,551
8,413	Trinseo SA	498,891
		2,041,827
Construction and Engineering—1.2%
30,211	Quanta Services, Inc.*	1,052,853
Consumer Finance—1.2%
55,856	Ally Financial, Inc.	1,062,381
Diversified Financial Services—1.3%
30,010	Voya Financial, Inc.	1,176,992
Diversified Telecommunication Services—4.0%
40,489	AT&T, Inc.	1,721,997
35,463	Verizon Communications, Inc.	1,893,015
		3,615,012
Electric Utilities—3.7%
14,438	American Electric Power Co., Inc.	909,017
16,072	Edison International	1,157,023
8,958	Entergy Corp.	658,144
4,356	Exelon Corp.	154,594
8,784	PG&E Corp.	533,804
		3,412,582
Energy Equipment and Services—4.4%
4,453	Dril-Quip, Inc.†,*	267,403
67,010	Ensco Plc, Class A	651,337
3,220	Helmerich & Payne, Inc.	249,228
39,494	Nabors Industries, Ltd.	647,701
12,142	Oceaneering International, Inc.	342,526
33,504	Patterson-UTI Energy, Inc.	901,928
48,616	Rowan Cos. Plc	918,356
		3,978,479

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value (Note 1)
Equity Real Estate Investment Trusts (REITs)—4.0%
20,031	American Homes 4 Rent, REIT, Class A	$420,250
22,443	CBL & Associates Properties, Inc., REIT	258,094
12,440	DuPont Fabros Technology, Inc., REIT	546,489
22,447	Hospitality Properties Trust, REIT	712,468
22,798	Host Hotels & Resorts, Inc., REIT	429,514
9,584	Hudson Pacific Properties, Inc., REIT	333,332
12,177	Mack-Cali Realty Corp., REIT	353,377
13,999	NorthStar Realty Finance Corp., REIT	212,085
9,512	Piedmont Office Realty Trust, Inc., REIT, Class A	198,896
5,402	Senior Housing Properties Trust, REIT	102,260
1,322	Taubman Centers, Inc., REIT	97,735
		3,664,500
Food and Staples Retailing—2.3%
14,475	SYSCO Corp.	801,481
18,844	Wal-Mart Stores, Inc.	1,302,497
		2,103,978
Food Products—2.4%
25,641	Dean Foods Co.	558,461
4,724	Ingredion, Inc.	590,311
6,260	Sanderson Farms, Inc.†	589,942
6,758	Tyson Foods, Inc., Class A	416,834
		2,155,548
Independent Power and Renewable Electricity Producers—1.2%
93,775	AES Corp./VA	1,089,666
Insurance—10.6%
7,189	AFLAC, Inc.	500,355
17,936	Allstate Corp. (The)	1,329,416
25,726	American International Group, Inc.	1,680,165
14,203	Assured Guaranty, Ltd.	536,447
4,959	Axis Capital Holdings, Ltd.	323,674
2,545	Everest Re Group, Ltd.	550,738
14,052	Genworth Financial, Inc., Class A*	53,538
5,578	Hartford Financial Services Group, Inc. (The)	265,792
12,379	Lincoln National Corp.	820,356
6,902	Prudential Financial, Inc.	718,222
Shares		Value (Note 1)
Insurance (Continued)
5,696	Reinsurance Group of America, Inc.	$716,728
10,667	Travelers Cos., Inc. (The)	1,305,854
19,629	Unum Group	862,302
		9,663,587
Internet Software and Services—2.4%
36,865	eBay, Inc.*	1,094,522
13,999	VeriSign, Inc.†, *	1,064,904
		2,159,426
IT Services—0.2%
18,161	Xerox Corp.	158,546
Metals and Mining—0.4%
5,150	Reliance Steel & Aluminum Co.	409,631
Multi-Utilities—0.8%
16,199	Public Service Enterprise Group, Inc.	710,812
Multiline Retail—0.1%
1,406	Big Lots, Inc.†	70,595
Oil, Gas and Consumable Fuels—8.7%
30,923	Canadian Natural Resources, Ltd.	985,825
9,176	Chevron Corp.	1,080,015
19,654	CONSOL Energy, Inc.	358,292
31,064	Exxon Mobil Corp.	2,803,837
8,980	Southwestern Energy Co.*	97,164
13,179	Tesoro Corp.	1,152,504
21,570	Valero Energy Corp.	1,473,662
		7,951,299
Paper and Forest Products—0.1%
3,434	Domtar Corp.	134,029
Personal Products—0.4%
6,727	Nu Skin Enterprises, Inc., Class A	321,416
Pharmaceuticals—7.5%
27,167	Johnson & Johnson	3,129,910
22,301	Merck & Co., Inc.	1,312,860
74,515	Pfizer, Inc.	2,420,247
		6,863,017

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value (Note 1)
Semiconductors and Semiconductor Equipment—2.6%
9,445	Applied Materials, Inc.	$304,790
50,239	Intel Corp.	1,822,169
9,243	Teradyne, Inc.	234,772
		2,361,731
Software—4.2%
6,078	Aspen Technology, Inc.*	332,345
7,516	CA, Inc.	238,783
10,085	Citrix Systems, Inc.*	900,692
9,353	Intuit, Inc.	1,071,947
16,781	Microsoft Corp.	1,042,771
4,737	Take-Two Interactive Software, Inc.*	233,487
		3,820,025
Shares		Value (Note 1)
Specialty Retail—0.8%
6,672	Bed Bath & Beyond, Inc.	$271,150
10,161	Best Buy Co., Inc.	433,570
		704,720
Technology Hardware, Storage & Peripherals—0.4%
22,717	HP, Inc.	337,120
Textiles, Apparel and Luxury Goods—0.8%
17,599	Michael Kors Holdings, Ltd.*	756,405
Tobacco—1.4%
14,192	Philip Morris International, Inc.	1,298,426
	TOTAL COMMON STOCKS (Cost $78,818,118)	90,517,200
		Yield
SHORT-TERM INVESTMENTS—0.9%
837,749	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.518%	837,749
	TOTAL SHORT-TERM INVESTMENTS (Cost $837,749)		837,749
	TOTAL INVESTMENTS AT MARKET VALUE—100.2% (Cost $79,655,867)		91,354,949
	Liabilities in Excess of Other Assets—(0.2)%		(165,864)
	NET ASSETS—100.0%		$91,189,085

Notes to the Schedule of Investments:

REIT—Real Estate Investment Trust

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2016

At December 31, 2016, industry sector diversification of the M Large Cap Value Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Financials	28.1%
Energy	13.1%
Health Care	10.8%
Industrials	10.0%
Information Technology	9.8%
Consumer Staples	7.8%
Utilities	5.7%
Consumer Discretionary	4.7%
Telecommunication Services	4.0%
Materials	2.7%
Real Estate	2.6%
Short-Term Investments	0.9%
Total	100.2%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$197,406,062	$162,207,317	$209,092,868	$91,354,949
Cash denominated in foreign currencies***	2,781	—	—	—
Receivable from:
Dividends and interest	802,420	99,230	62,981	107,334
Securities sold	171,032	—	77,367	1,240,361
Capital stock subscriptions	91,444	17,284	72,337	12,246
Prepaid expenses	83	66	65	36
Total assets	198,473,822	162,323,897	209,305,618	92,714,926
Liabilities:
Payable for:
Payable upon return of securities loaned (Note 1)	4,085,189	4,283,788	10,453,208	837,749
Securities purchased	126,609	—	1,304,147	—
Investment Adviser, net (Note 2)	88,849	80,341	151,941	34,332
Capital stock redemptions	32,637	74,242	56,991	50,901
M Financial Group-compliance expense (Note 2)	4,570	3,702	4,096	2,028
Due to custodian	—	—	—	508,454
Accrued expenses and other liabilities	226,640	115,998	118,684	92,377
Total liabilities	4,564,494	4,558,071	12,089,067	1,525,841
Net assets	$193,909,328	$157,765,826	$197,216,551	$91,189,085
Net assets consist of:
Paid-in capital	$324,578,085	$137,274,490	$123,957,197	$81,219,558
Undistributed (distributions in excess of) net investment income	(944,107)	—	—	28,370
Accumulated net realized gain (loss) on investments	(134,587,637)	19,920	3,330,019	(1,757,857)
Net unrealized appreciation on investments and foreign currency	4,862,987	20,471,416	69,929,335	11,699,014
Net assets	$193,909,328	$157,765,826	$197,216,551	$91,189,085
Shares outstanding#	17,442,712	7,901,061	6,736,270	7,073,694
Net asset value, offering price and redemption price per share	$11.12	$19.97	$29.28	$12.89
* Cost of investments	$192,485,274	$141,735,901	$139,163,533	$79,655,867
** Includes securities on loan with market values of	$3,970,896	$4,013,233	$10,050,491	$820,082
*** Cost of cash denominated in foreign currencies	$2,781	$—	$—	$—

  #  The number of authorized shares with a par value of $0.001 per share, for each of the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2016

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Investment income:
Interest	$686	$65	$517	$87
Securities lending income	75,404	20,545	71,788	35,748
Dividends*	4,925,545	835,079	1,233,073	2,260,996
Total investment income	5,001,635	855,689	1,305,378	2,296,831
Expenses:
Investment advisory fee (Note 2)	1,430,995	984,282	1,622,119	407,713
Custody, fund accounting, transfer agent and administration fees	389,551	170,454	181,924	128,883
Directors' fees and expenses	45,674	36,156	39,325	19,344
Professional fees	31,776	27,731	28,760	25,725
Printing and shareholder reporting	26,690	22,473	23,690	16,468
Compliance expenses (Note 2)	18,570	14,843	15,805	8,129
Other	32,381	26,001	26,219	14,018
Total expenses	1,975,637	1,281,940	1,937,842	620,280
Less: Expenses waived/reimbursed by the Adviser (Note 2)	(56,086)	—	—	(3,389)
Net expenses	1,919,551	1,281,940	1,937,842	616,891
Net investment income (loss)	3,082,084	(426,251)	(632,464)	1,679,940
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(2,607,879)	7,094,050	11,357,341	(1,623,591)
Foreign currency transactions	(47,884)	—	—	111
Net realized gain (loss)	(2,655,763)	7,094,050	11,357,341	(1,623,480)
Net change in unrealized appreciation (depreciation) on:
Investments	(807,980)	(10,874,480)	23,969,664	8,243,820
Foreign currency and other assets	(6,581)	—	—	(68)
Net change in unrealized appreciation (depreciation)	(814,561)	(10,874,480)	23,969,664	8,243,752
Net realized and unrealized gain (loss)	(3,470,324)	(3,780,430)	35,327,005	6,620,272
Net increase (decrease) in net assets resulting from operations	$(388,240)	$(4,206,681)	$34,694,541	$8,300,212
* Net of foreign taxes withheld of:	$496,432	$—	$6,036	$2,386

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$3,082,084	$3,374,785	$(426,251)	$(367,016)
Net realized gain (loss) on investments and foreign currency transactions	(2,655,763)	(2,333,624)	7,094,050	24,991,999
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(814,561)	(8,869,825)	(10,874,480)	(11,180,308)
Net increase (decrease) in net assets resulting from operations	(388,240)	(7,828,664)	(4,206,681)	13,444,675
Distributions to shareholders:
From net investment income	(2,304,828)	(3,857,214)	—	(49,031)
From net realized capital gains	—	—	(9,103,954)	(30,282,810)
Total distributions to shareholders	(2,304,828)	(3,857,214)	(9,103,954)	(30,331,841)
Fund share transactions (Note 4):
Proceeds from shares sold	28,164,537	54,634,999	15,056,569	21,238,752
Net asset value of shares issued on reinvestment of distributions	2,304,828	3,857,214	9,103,954	30,331,841
Cost of shares repurchased	(61,882,072)	(36,316,210)	(33,708,030)	(31,963,761)
Net increase (decrease) in net assets resulting from Fund share transactions	(31,412,707)	22,176,003	(9,547,507)	19,606,832
Total change in net assets	(34,105,775)	10,490,125	(22,858,142)	2,719,666
Net assets:
Beginning of year	228,015,103	217,524,978	180,623,968	177,904,302
End of year*	$193,909,328	$228,015,103	$157,765,826	$180,623,968
* Including undistributed (distributions in excess of) net investment income of:	$(944,107)	$(2,151,212)	$—	$—

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(632,464)	$(637,061)	$1,679,940	$1,153,320
Net realized gain (loss) on investments and foreign currency transactions	11,357,341	18,374,680	(1,623,480)	5,496,903
Net change in unrealized appreciation (depreciation) on investments and foreign currency	23,969,664	(30,634,726)	8,243,752	(7,528,648)
Net increase (decrease) in net assets resulting from operations	34,694,541	(12,897,107)	8,300,212	(878,425)
Distributions to shareholders:
From net investment income	—	—	(1,632,623)	(1,151,873)
From net realized capital gains	(7,531,257)	(20,302,650)	—	(7,723,206)
From return of capital	—	—	—	(62,274)
Total distributions to shareholders	(7,531,257)	(20,302,650)	(1,632,623)	(8,937,353)
Fund share transactions (Note 4):
Proceeds from shares sold	15,135,884	36,080,914	13,595,817	25,412,042
Net asset value of shares issued on reinvestment of distributions	7,531,257	20,302,650	1,632,623	8,937,353
Cost of shares repurchased	(34,911,468)	(21,866,610)	(25,877,433)	(12,398,044)
Net increase (decrease) in net assets resulting from Fund share transactions	(12,244,327)	34,516,954	(10,648,993)	21,951,351
Total change in net assets	14,918,957	1,317,197	(3,981,404)	12,135,573
Net assets:
Beginning of year	182,297,594	180,980,397	95,170,489	83,034,916
End of year*	$197,216,551	$182,297,594	$91,189,085	$95,170,489
* Including undistributed (distributions in excess of) net investment income of:	$—	$—	$28,370	$—

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M International Equity Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of year	$11.26	$11.93	$13.15	$11.57	$9.78
Income from investment operations:
Net investment income‡	0.17	0.19	0.24	0.20	0.19
Net realized and unrealized gain (loss) on investments	(0.18)	(0.66)	(1.16)	1.68	1.83
Total from investment operations	(0.01)	(0.47)	(0.92)	1.88	2.02
Less distributions to shareholders:
From net investment income	(0.13)	(0.20)	(0.30)	(0.30)	(0.23)
Total distributions	(0.13)	(0.20)	(0.30)	(0.30)	(0.23)
Net asset value, end of year	$11.12	$11.26	$11.93	$13.15	$11.57
Total Return+	(0.05)%	(3.94)%	(7.06)%	16.32%	20.68%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$193,909	$228,015	$217,525	$301,740	$243,001
Net expenses to average daily net assets	0.94%	0.95%	0.93%	0.94%	0.95%
Net investment income to average daily net assets	1.51%	1.51%	1.83%	1.65%	1.75%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.97%	0.96%	N/A	N/A	0.97%
Net investment income	1.48%	1.50%	N/A	N/A	1.73%
Portfolio turnover rate	20%	27%	15%	14%	15%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of year	$21.66	$23.95	$24.74	$19.20	$16.10
Income from investment operations:
Net investment income (loss)‡	(0.05)	(0.05)	0.02	0.05	0.08
Net realized and unrealized gain (loss) on investments	(0.45)	1.96	2.45	6.86	3.03
Total from investment operations	(0.50)	1.91	2.47	6.91	3.11
Less distributions to shareholders:
From net investment income	—	(0.01)	(0.01)	(0.12)	(0.01)
From net realized capital gains	(1.19)	(4.19)	(3.25)	(1.25)	—
Total distributions	(1.19)	(4.20)	(3.26)	(1.37)	(0.01)
Net asset value, end of year	$19.97	$21.66	$23.95	$24.74	$19.20
Total Return+	(2.32)%	7.70%	10.21%	36.15%	19.31%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$157,766	$180,624	$177,904	$183,264	$142,273
Net expenses to average daily net assets	0.78%	0.76%	0.75%	0.77%	0.80%
Net investment income (loss) to average daily net assets	(0.26)%	(0.20)%	0.07%	0.25%	0.42%
Portfolio turnover rate	36%	69%	46%	74%	67%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Capital Appreciation Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of year	$25.15	$30.22	$29.71	$23.38	$21.33
Income from investment operations:
Net investment income (loss)‡	(0.09)	(0.10)	(0.11)	(0.06)	0.02
Net realized and unrealized gain (loss) on investments	5.38	(1.77)	3.81	9.13	3.67
Total from investment operations	5.29	(1.87)	3.70	9.07	3.69
Less distributions to shareholders:
From net investment income	—	—	—	—	(0.08)
From net realized capital gains	(1.16)	(3.20)	(3.19)	(2.74)	(1.56)
Total distributions	(1.16)	(3.20)	(3.19)	(2.74)	(1.64)
Net asset value, end of year	$29.28	$25.15	$30.22	$29.71	$23.38
Total Return+	21.06%	(6.58)%	12.42%	39.20%	17.43%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$197,217	$182,298	$180,980	$187,107	$141,923
Net expenses to average daily net assets	1.08%	1.07%	1.07%	1.07%	1.10%
Net investment income (loss) to average daily net assets	(0.35)%	(0.34)%	(0.34)%	(0.23)%	0.10%
Portfolio turnover rate	19%	23%	17%	18%	21%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of year	$11.96	$13.36	$13.77	$11.44	$9.84
Income from investment operations:
Net investment income‡	0.22	0.18	0.15	0.20	0.16
Net realized and unrealized gain (loss) on investments	0.94	(0.24)	1.20	3.68	1.53
Total from investment operations	1.16	(0.06)	1.35	3.88	1.69
Less distributions to shareholders:
From net investment income	(0.23)	(0.17)	(0.17)	(0.37)	(0.09)
From return of capital	—	(0.01)	—	—	—
From net realized capital gains	—	(1.16)	(1.59)	(1.18)	—
Total distributions	(0.23)	(1.34)	(1.76)	(1.55)	(0.09)
Net asset value, end of year	$12.89	$11.96	$13.36	$13.77	$11.44
Total Return+	9.73%*	(0.66)%	9.68%	34.22%	17.29%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$91,189	$95,170	$83,035	$93,033	$68,227
Net expenses to average daily net assets	0.68%	0.69%	0.68%	0.61%	0.64%
Net investment income to average daily net assets	1.85%	1.32%	1.05%	1.52%	1.47%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.68%	N/A	N/A	0.78%	0.93%
Net investment income	1.85%	N/A	N/A	1.35%	1.18%
Portfolio turnover rate	54%	66%	80%	154%?	41%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

*  Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder processing.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Corporation") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2016, the Corporation consisted of four separate diversified investment portfolios: M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (each singularly a "Fund" or collectively the "Funds"), each of which is a separate mutual fund.

The Corporation offers shares of the Funds to certain insurance company separate accounts, which serve as the underlying funding vehicles for certain variable annuity and variable life insurance policies. These annuities and insurance policies are offered by members of M Financial Holdings Incorporated ("M Financial Group") and are issued by certain life insurance companies. Shares of the Funds may also be sold to qualified pension and retirement plans.

M International Equity Fund seeks long-term capital appreciation with a strategy of normally investing at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States, with a focus on stocks with capitalizations of $1 billion or more. M Large Cap Growth Fund seeks long-term capital appreciation with a strategy of normally investing at least 80% of its total assets in large-cap equity securities, including common stocks, preferred stocks and American Depositary Receipts, with capitalizations of $10 billion or more. M Capital Appreciation Fund seeks maximum capital appreciation with a strategy of investing in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with capitalization of those companies found in the Russell 2500 Index. M Large Cap Value Fund seeks long-term capital appreciation with a strategy of normally investing at least 80% of its total assets in equity securities of issuers with capitalizations of $5 billion or more.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange are valued at the most recent bid price. Equity securities and other similar investments traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

investments traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price on trading days when the S&P 500 Index moves more than 1%. The use of a fair value price may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors (excluding debt securities with a remaining maturity of sixty days or less).

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of December 31, 2016, all of the Funds had (i) all long-term investments classified as Level 1, as represented on the Schedule of Investments; and (ii) all short-term investments classified as Level 2.

The Funds did not have significant transfers in and out of Level 1 and Level 2 of the fair value heirarchy during the year ended December 31, 2016.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Corporation can be directly attributed to a Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Corporation based on average net assets of each Fund.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund and timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterizations of distributions made by each Fund and reclassifications to paid-in capital.

Securities Lending

The Funds participate in a securities lending program, under the terms of a Securities Lending Agency Agreement, whereby each Fund may loan its portfolio securities in an amount up to 33 1/3% of its total assets. The Funds receive cash (U.S. currency) as collateral against the loaned securities. Such collateral is invested by the securities lending agent in a money market mutual fund that meets the quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day. The collateral value does not include the calculated

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

mark, which is the amount charged/returned to the borrower daily to maintain 102%/105% of market value. There is a day lag in receiving the mark and at times the collateral percentage may be above or below 102%/105%.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Upon an event of default under the Securities Agency Lending Agreement, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. If the borrower fails to return loaned securities, and cash collateral deposited by the borrower with State Street Bank and Trust Company, the securities lending agent, is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the option of the lending agent, to replace the securities. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the Internal Revenue Code of 1986, as amended.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to the borrower through the securities lending agent, is the source of the Fund's securities lending income, 70% of which is paid to the Fund, 30% of which is paid to the custodian as securities lending agent.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Amounts of Recognized Assets	Statement Assets and Liabilities	Statement Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
M International Equity Fund	$4,085,189	$—	$4,085,189	$—	$4,085,189	$—
M Large Cap Growth Fund	$4,283,788	$—	$4,283,788	$—	$4,283,788	$—
M Capital Appreciation Fund	$10,453,208	$—	$10,453,208	$—	$10,453,208	$—
M Large Cap Value Fund	$837,749	$—	$837,749	$—	$837,749	$—

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds did not have any unrecognized tax benefits as of December 31, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any such interest or penalties. The Funds' tax returns are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, December 2013 through December 2015. No examination of any of the Funds' tax filings is currently in progress.

2.  Advisory Fee and Other Transactions with Affiliates

The Corporation has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of M Financial Group. The Advisory Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
M International Equity Fund	0.70% on the first $1 billion
0.65% on amounts above $1 billion
M Large Cap Growth Fund	0.65% of the first $50 million
0.60% of the next $50 million
0.55% on amounts above $100 million
M Capital Appreciation Fund	0.90%
M Large Cap Value Fund*	0.45% on the first $250 million
0.35% on the next $250 million
0.30% on the next $250 million
0.275% on the amounts thereafter

*  On October 1, 2016, the Sub-Adviser for the Fund waived 5% of its sub-advisory fee. Consequently, the Adviser waived a portion of the fee payable in the Fund. From October 1, 2016 through December 31, 2016 the fee payable to the Adviser for the Fund was 0.435% on the first $250 million, 0.34% on the next $250 million, 0.2925% on the next $250 million and 0.2688% thereafter on the Fund's average daily net assets.

Prior to May 1, 2016 and for the period May 1, 2016 to April 30, 2017, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. For the year ended December 31, 2016, the Adviser reimbursed $56,086 of other expenses for the M International Equity Fund.

The Adviser has engaged Northern Cross, LLC, DSM Capital Partners LLC, Frontier Capital Management Company, LLC and AJO, LP to act as sub-advisers to provide day-to-day portfolio management for the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund, respectively.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
M International Equity Fund	0.55% on the first $1 billion
0.50% on the amounts above $1 billion
M Large Cap Growth Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on the amounts above $100 million
M Capital Appreciation Fund	0.75%
M Large Cap Value Fund*	0.30% on the first $250 million
0.20% on the next $250 million
0.15% on the next $250 million
0.125% on amounts thereafter

*  On October 1, 2016, the Sub-Adviser waived 5% of its sub-advisory fee. From October 1, 2016 through December 31, 2016 the fee payable to the Sub-Adviser for the Fund was 0.285% on the first $250 million, 0.19% on the next $250 million, 0.1425% on the next $250 million and 0.1188% thereafter on the Fund's average daily net assets.

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for its services.

The Corporation pays no compensation to its officers, other than the Chief Compliance Officer ("CCO"). The Corporation pays each Director $1,500 per meeting attended. The Corporation pays each non-interested Director an annual retainer of $20,000. Each member of the Audit Committee receives $1,500 per meeting of the Audit Committee that he attends. The Chairman of the Board and Audit Committee Chair receive an additional $10,000 annually. CCO compensation is paid to M Financial Group pursuant to an employee leasing agreement between the Corporation and M Financial Group and is included under compliance expenses on the Funds' Statements of Operations.

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2016, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
M International Equity Fund	$40,280,832	$62,123,689
M Large Cap Growth Fund	58,702,818	77,648,704
M Capital Appreciation Fund	31,592,749	48,024,482
M Large Cap Value Fund	48,456,624	58,835,776

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Common Stock

Changes in the capital shares outstanding were as follows:

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares sold	2,521,832	4,594,980	728,919	861,112
Shares repurchased	(5,544,590)	(2,914,344)	(1,617,360)	(1,288,998)
Distributions reinvested	208,017	336,883	451,205	1,338,433
Net increase (decrease)	(2,814,741)	2,017,519	(437,236)	910,547
Fund Shares:
Beginning of year	20,257,453	18,239,934	8,338,297	7,427,750
End of year	17,442,712	20,257,453	7,901,061	8,338,297
	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares sold	556,464	1,213,570	1,155,259	1,950,922
Shares repurchased	(1,328,173)	(720,735)	(2,165,923)	(922,908)
Distributions reinvested	258,551	767,997	126,266	714,972
Net increase (decrease)	(513,158)	1,260,832	(884,398)	1,742,986
Fund Shares:
Beginning of year	7,249,428	5,988,596	7,958,092	6,215,106
End of year	6,736,270	7,249,428	7,073,694	7,958,092

5.  Financial Instruments

Foreign Investments and Foreign Currency

Each of the Funds may invest in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange; or (ii) are listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored American Depositary Receipt ("foreign issuers"). M International Equity Fund may also invest in non-U.S. dollar denominated securities and securities of foreign issuers represented by European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs"). The value of all assets and liabilities expressed in foreign currencies are translated into U.S. dollars at the exchange rates captured as of twelve noon Eastern Time each business day other than market holidays or early closures. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. M International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at year end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions such procedures have been unable to keep pace with the volume of securities transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment and resource self-sufficiency.

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund is at risk of adverse developments affecting the value of such currency.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

6.  Beneficial Interest

Shares of the Funds are owned by insurance companies through their separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts and by M Financial Holdings Incorporated through direct ownership of seed money and general investment shares. As of December 31, 2016, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, Security Life of Denver (an indirect, wholly owned subsidiary of Voya Financial, Inc.), Lincoln National Life Insurance Co., New York Life Insurance Co., Nationwide Financial Services, Inc., Delaware Life Insurance Co. and TIAA-CREF Life Insurance Co. and M Financial Holdings Incorporated owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of each Fund because their separate accounts hold more than 25% of the shares of each Fund.

As of December 31, 2016 the ownership of each Fund was as follows:

	Percentage of Ownership
	M Financial Holdings, Inc.	John Hancock Variable Life Insurance Co.		Pacific Life Insurance Co.	Pruco Life Insurance Co. Of Arizona	Voya-Security Life of Denver
M International Equity Fund	0.9%	43.6%		38.4%	5.0%	5.7%
M Large Cap Growth Fund	1.3%	50.2%		32.4%	7.0%	1.9%
M Capital Appreciation Fund	1.1%	45.4%		41.4%	2.5%	4.8%
M Large Cap Value Fund	2.4%	48.2%		31.2%	6.5%	2.7%
	Percentage of Ownership
	Lincoln National Life Insurance Co.	New York Life Insurance Co.		Nationwide Financial Services, Inc.	Delaware Life Insurance Co.	TIAA-CREF Life Insurance Co.
M International Equity Fund	1.9%	0.0	%(1)	1.7%	1.0%	1.8%
M Large Cap Growth Fund	2.4%	—%		1.2%	1.8%	1.8%
M Capital Appreciation Fund	1.7%	—%		1.0%	0.8%	1.3%
M Large Cap Value Fund	3.1%	—%		2.3%	1.1%	2.5%

(1)  Amount rounds to less than 0.05%.

7.  Tax Information

At December 31, 2016, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ Depreciation
M International Equity Fund	$194,397,733	$14,405,783	$(11,397,454)	$3,008,329
M Large Cap Growth Fund	141,891,484	28,586,223	(8,270,390)	20,315,833
M Capital Appreciation Fund	139,489,856	76,624,027	(7,021,015)	69,603,012
M Large Cap Value Fund	79,917,851	12,518,017	(1,080,919)	11,437,098

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

The tax character of distributions paid during 2016 and 2015 was as follows:

	December 31, 2016	December 31, 2015
M International Equity Fund
Distributions paid from:
Ordinary Income	$2,304,828	$3,857,214
Total Distributions	$2,304,828	$3,857,214
M Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$—	$2,097,985
Long-Term Capital Gain	9,103,954	28,233,856
Total Distributions	$9,103,954	$30,331,841
M Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$877,204	$—
Long-Term Capital Gain	6,654,053	20,302,650
Total Distributions	$7,531,257	$20,302,650
M Large Cap Value Fund
Distributions paid from:
Ordinary Income	$1,632,623	$1,151,873
Long-Term Capital Gain	—	7,723,206
Return of Capital	—	62,274
Total Distributions	$1,632,623	$8,937,353

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards	Late Year Ordinary and Post October Loss Deferrals	Unrealized Appreciation/ Depreciation	Total Distributable Earnings
M International Equity Fund	$144,642	$—	$(133,763,796)	$—	$2,950,397	$(130,668,757)
M Large Cap Growth Fund	—	175,503	—	—	20,315,833	20,491,336
M Capital Appreciation Fund	333,677	3,322,665	—	—	69,603,012	73,259,354
M Large Cap Value Fund	28,370	—	(1,495,873)	—	11,437,030	9,969,527

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expirations dates, whichever occurs first. At December 31, 2016, M International Equity Fund had available, for federal tax purposes, unused short-term capital losses of $43,583,941 and $10,383,578, expiring on December 31, 2017 and 2018, respectively. In addition, M International Equity Fund had unused short-term capital losses of $4,338,934 and unused long-term capital losses of $75,457,343 permitted to be carried for an unlimited period. In addition, M Large Cap Value Fund had unused short-term capital losses of $1,495,873 permitted to be carried for an unlimited period. Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, none of the funds elected to defer late year losses.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During the year ended December 31, 2016, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, return of capital distributions from non-REIT securities, capital gain distributions from REITs and passive foreign investment company gains and losses.

Permanent differences incurred during the year ended December 31, 2016, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
M International Equity Fund	$429,849	$(429,849)	$—
M Large Cap Growth Fund	426,251	—	(426,251)
M Capital Appreciation Fund	632,464	(542,007)	(90,457)
M Large Cap Value Fund	(18,947)	50,561	(31,614)

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Corporation may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Corporation under these arrangements is unknown, as it involves future claims that may be made against the Corporation that have not yet occurred. However, based on experience, the Corporation believes that the current risk of loss is remote.

9.  Recent Accounting Pronouncement

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10.  Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds' financial statements and have determined there is no material impact to the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of M Fund, Inc.
and the Shareholders of the
M International Equity Fund,
M Large Cap Growth Fund,
M Capital Appreciation Fund and
M Large Cap Value Fund

We have audited the accompanying statements of assets and liabilities of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, each a series of shares of M Fund, Inc., including the schedules of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 23, 2017

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Director's and Officer's Tables

Interested Directors*:

Name, Address and Date of Birth	Position Held with Fund	Term of Office* and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Peter W. Mullin(1) 1125 NW Couch St. Suite 900 Portland, OR 97209 (Born: 1/14/41)	Director	Indefinite 21 Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency)	4	Avery Dennison, 1988-2013
Lawton M. Nease(1) Nease Lagana Eden & Culley, Inc. 1125 NW Couch St. Suite 900 Portland, OR 97209 (Born: 11/2/43)	Director	Indefinite Seven Years	President, Nease, Lagana Eden & Culley (life insurance advisory firm)	4	NLEC

  There is no family relationship between any of the Directors or Officers of the Corporation.

(1)  Messrs. Mullin and Nease are deemed to be Interested Persons as defined by the 1940 Act, for the following reasons:

•  Mr. Mullin has the power to vote 19.1% of the stock of M Financial Group, which controls the Adviser;

•  Mr. Nease owns 1.8% of the stock of M Financial Group;

•  Messrs. Mullin and Nease are Directors of M Financial Group; and

•  Mr. Nease is a Director of the Adviser.

*  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Independent Directors:

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Gerald Bidwell Bidwell Capital LLC 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/6/42)	Director and Chairman of the Board	Indefinite 21 Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A
Neil E. Goldschmidt 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/16/40)	Director	Indefinite 21 Years	Retired. Through 2005, President, Neil Goldschmidt, Inc. (law firm).	4	N/A
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/02/51)	Director	Indefinite Nine Years	CEO and CIO, C.M. Capital Corp from February 2011 to present; President, C.M. Capital Corp from July 2010 to February 2011; Senior Vice President, Chief Financial Officer and Chief Investment Officer for the Henry J. Kaiser Family Foundation from 1988 to June 2010.	4	N/A
Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 11/05/50)	Director	Indefinite Five Years	Chief Financial Officer, Chief Investment Officer, Meyer Memorial Trust from June 1982 to present (private foundation); President (2005 to present) and Director, Acorn Investors LLC from August 2004 to October 2015 (investment holding company); Principal Clifford Capital Partners LLC from April 2010 to present (investment manager).	4	Director, Oaktree Capital Group from November 2007 to present (investment manager).

  There is no family relationship between any of the Directors or Officers of the Corporation.

**  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Principal Officers who are not Directors:

Name, Address and Date of Birth	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Shannon Hartwell 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/19/70)	Chief Compliance Officer	One Year 11 Years	Chief Compliance Officer, M Financial Asset Management, Inc., 2011-present; Chief Compliance Officer, M Financial Investment Advisers, Inc., 2006-present.
JoNell Hermanson 1125 NW Couch Street, Suite 900 Portland, OR 97209 (Born: 7/25/59)	President	One Year 10 Years*

President, M Financial Investment Advisers, Inc., February 2010-present; President, M Financial Wealth Partners, Inc., and M Financial Assets Management, Inc. 2008-present; Vice President, M Financial Group, Inc., 2004-present.

David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 2/1/65)	Secretary and Treasurer	One year 10 Years

Accounting Director, M Financial Group, 2007-present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007-present; Secretary and Treasurer, M Financial Wealth Partners, Inc. and M Financial Asset Management, Inc., 2016-present

  There is no family relationship between any of the Directors or Officers of the Corporation.

*  Includes Ms. Hermanson's previous service as Chief Compliance Officer of the Corporation from 2005-2006 and her service as Vice President from 2009-2010.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Quarterly Form N-Q Portfolio Schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Corporation's Form N-Q will be available on the Corporation's website at www.mfin.com and on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Corporation's proxy voting policies and procedures and the Corporation's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Corporation toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2016 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
M International Equity Fund	11.06%
M Large Cap Growth Fund	0.00%
M Capital Appreciation Fund	58.32%
M Large Cap Value Fund	100.00%

Pursuant to Internal Revenue Section 852(b), M Large Cap Growth Fund and M Capital Appreciation Fund paid $9,103,954 and $6,654,053, respectively, which have been designated as capital gains distributions for the fiscal year ended December 31, 2016.

M International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund made the following designations regarding its fiscal year ended December 31, 2016:

•  the total amount of foreign taxes creditable was $317,082

•  the total amount of income sourced from foreign countries was $3,664,846

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies.

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2016 to December 31, 2016)
M International Equity Fund
Actual	$1,000.00	$1,014.80	0.93%	$4.71
Hypothetical (5% return before expenses)	1,000.00	1,020.50	0.93%	4.72
M Large Cap Growth Fund
Actual	1,000.00	1,036.20	0.77%	3.94
Hypothetical (5% return before expenses)	1,000.00	1,021.30	0.77%	3.91
M Capital Appreciation Fund
Actual	1,000.00	1,181.50	1.05%	5.76
Hypothetical (5% return before expenses)	1,000.00	1,019.90	1.05%	5.33
M Large Cap Value Fund
Actual	1,000.00	1,141.20	0.66%	3.55
Hypothetical (5% return before expenses)	1,000.00	1,021.80	0.66%	3.35

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

Item 2. Code of Ethics.

As of December 31, 2016, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2016, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Bruce Madding and Wayne Pierson, who are “independent” as defined in Item 3 of Form N-CSR. Mr. Madding serves as the Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

BBD, LLP served as the principal accountant for the Registrant for the fiscal years ended December 31, 2015 and December 31, 2016.

(a)                                 AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountant, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2015 and December 31, 2016 were $82,500 and $82,500, respectively.

(b)                                 AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2015 and December 31, 2016.

(c)                                  TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2015 and December 31, 2016 were $10,500 and $10,500, respectively. Such services included the review of the Fund’s tax and excise returns.

(d)                                 ALL OTHER FEES:  No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2015 and December 31, 2016.

(e)                                  (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)                                   Not applicable.

(g)                                  The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2015 and December 31, 2016 were $10,500 and $10,500, respectively.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)         A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached hereto as Exhibit 12(a)(1).

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 12(a)(2).

(a)(3)  Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a — 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/ JoNell Hermanson
JoNell Hermanson
President/Principal Executive Officer

Date: March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JoNell Hermanson
JoNell Hermanson
President/Principal Executive Officer

Date: March 1, 2017

By:	/s/ David Lees
David Lees
Treasurer/Principal Financial
and Accounting Officer

Date: March 1, 2017